EXHIBIT 10.13

                                Lease Agreement

             255-LEASE FOR BUSINESS AND COMMERCIAL USE ONLY
                      IND. OR CORP. (REVISED 7/90)
           (NOT FOR RESIDENTIAL USE-N.I.S.A. 56:12-1:46: 8-48)

     This Lease Agreement, made the 12th day of November, 1997,

      Between 98 Incorporated, a corporation of the State of New Jersey,

Landlord

     residing or located at 290 Vincent Avenue, 4th Floor, Hackensack, New
    Jersey 07601 in the of in the County of     and State of     herein
    designated as the Landlord,

    And Eempact Corp., a corporation of the State of New Jersey,

Tenant

    Residing or located at 290 Vincent Avenue, 3rd Floor,
    Hackensack, New Jersey 07601
    in the     of     in the County of     and State of    , herein
    designated as the Tenant,

     Witnesseth that, the Landlord does hereby lease to the
Tenant and the Tenant does hereby rent       from the
Landlord, the following described premises: the entire third floor in the building located at 290 Vincent Avenue, Hackensack, New Jersey (less the main stair, elevator and fire tower area), plus six (6) parking spaces, numbers one (1) through three (3) and ten (10) through twelve (12).

Term     for a term of five years
         commencing on December 1, 1997, and ending on November 30, 2002 to be used and occupied only and for no other purpose than office space.

         Upon the following Conditions and Covenants

     1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of in the following manner

          $
Payment December 1, 1997 - November 30, 1998 - $3,150.00 per month of Rent December 1, 1998 - November 30, 1999 - $3,266.67 per month
           December 1, 1999 - November 30, 2000 - $3,383.33 per month December 1, 2000 - November 30, 2001 - $3,500.00 per month December 1, 2001 - November 30, 2002 - $3,616.67 per month

     2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice. SEE RIDER.

Glass, etc.  3rd:   In case of the destruction of or any damage to
Damage       the glass in the leased premises, or the destruction of or damage
Repairs      of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the
             Tenant or the Tenant's agents, employees, guests, licenses,
             invitees, subtenants, assignees or successors.   Tenant shall
             repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

             4th:   No alterations, additions or improvements shall
             be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the Improvements leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Signs        5th:   The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with the municipal ordinances or other laws and regulations applicable thereto.

Utilities    6th:   The Tenant shall pay when due all the rents or
             charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within thirty days of demand therefor, whichever occurs sooner. In addition, the Tenant shall be responsible for one third (1/3) of the water charges for the building. The Tenant shall receive copies of the water bills servicing 290 Vincent Avenue on a monthly basis and shall remit one third (1/3) of the total thereof to the Landlord within five (5) days of receipts of said bill. Said water charges shall be considered additional rent.

Compliance   7th:   The Tenant shall promptly comply with all laws,
with         ordinances ,rules, regulations, requirements and directives of the
laws, etc.   Federal, State and Municipal Governments or Public Authorities and
             of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Liability    8th:   The Tenant, at Tenant's own cost and expense,
Insurance    shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in our about the leased premises, for injuries to any person or persons, for limits of not less than $2,000,000.00 for injuries to one person and $2,000,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $500,000.00.
             The policy or policies of insurance shall be of company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession , whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefore. The
             Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by resulting from any act or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

Assignment   9th:   The Tenant shall not, without the written consent of the
             Landlord assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof, which consent shall not be unreasonably withheld.

             10th:   The Tenant shall not occupy or use the leased
             premises or any part 	thereof, nor permit or suffer the same be
             occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, extra hazardous on account of fire or other casualty.

Mortgage     11th:   This lease shall not be a lien against the said
Priority     premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall be preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without costs, which may be deemed necessary or desirable, to further effect the subordination of this lease any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly.

Condemnation 12th:   If the land and premises leased herein, or of which the
Eminent      leased premises are a part, or any portion thereof shall
Domain       be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, then the lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damage if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body of public utility seeking to take or acquire the said lands and premises or any portion thereof. The
             Tenant covenants and agrees to vacate the said premises, removal of the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice.
             Failure by the Tenant to comply with any provisions this clause shall subject Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason it the Tenant's breach hereof.

Fire and     13th:   In case of fire or other casualty, the Tenant
other        shall give immediate notice to the Landlord.  If the premises
casualty     shall be damaged by fire, the elements or other casualty,
             the Landlord shall repair the same as speedily as practicable. It is the Tenant's obligation to pay the rent hereunder shall not cease but shall be abated in proportion to the damage to premises. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render the untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord.
             However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and them and from thenceforth this lease shall come to and end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

Reimbursement 14th:   If the Tenant shall fail or refuse to comply
of Landlord   with and perform any conditions and covenants of the
              within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Landlord Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Inspection    15th:   The Tenant agrees that the Landlord and the Landlord's
And Repair    agents, employees or other representatives, should have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservations thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs. SEE RIDER

"text cut     16th:   The Tenant agrees to permit the Landlord and the
off"          Landlord's agents, employees or other representatives to show the premises to person wishing to rent or purchase the same, and Tenant agrees that on and after June 1, 2002 next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part hereof offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation. SEE RIDER.

Increase of   17th:   If for any reason it shall be impossible to obtain fire
Insurance     and other hazard insurance on the buildings and improvements on
Rates         the leased premises, in an amount and in the form and in
              insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, he amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner. SEE RIDER.

Removal of    18th:   Any equipment, fixtures, good or other property of the
Tenant's      Tenant, not removed by the Tenant upon the termination of this
Property      lease, or upon any quitting, vacating or abandonment of the premises by the Tenant , or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Remedies      19th:   If there should occur any default on the part
Upon          of the Tenant in the performance of any conditions and covenants
Tenant's      herein contained, or if during the term hereof the premises or
Default       any part thereof shall be or become abandoned or deserted,
              Vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefore, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefore and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rends due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination   20th:   Upon the occurrence of any of the contingencies set forth
On Default    in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation or law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing , of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to removal all persons, goods, fixtures and chattels therefrom by force or otherwise, without liability for damages.

Non-Liability 21st:  The Landlord shall not be liable for any damage or injury
Of Landlord   which may be sustained by the Tenant or any other person as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors;
              or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

Non-Waiver    22nd:   The various rights, remedies, options and elections of
By Landlord   the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect. SEE RIDER.

Non-Performance 23rd:   This lease and the obligation of the Tenant to pay the
Paid by Landlord rent hereunder and to comply with the covenant conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulations or pre-emption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity        24th:   The terms, conditions, covenants and provisions of this
Of Lease        lease shall be deemed to be severable if any clause or provision herein contained shall be adjudged to be invalid or enforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices         25th:   All notices required under the terms of this
                lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of the lease, or to such other address as may be designated in writing, which notice of change or address shall be given in the same manner.

Title and       26th:   The Landlord covenants and represents that the Landlord
Quiet           is the owner of the premises herein leased and has the right
Enjoyment       and authority to enter into, execute and deliver this lease;
                and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

Entire          27th:   This lease contains the entire contract between the
Contract        parties.  No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Mechanic's      28th:   If any mechanics' other liens shall be created or filed
Lien            against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notice if Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of and default of this lease, in addition to such as are permitted by law.

Waiver of       29th:   The Tenant waives all rights of recovery against the
Subrogation     Landlord or Landlord's agents, employees or other
Rights          representatives, for any loss, damages or injury
                of any nature whatsoever to property or persons for which the Tenant is insured. The tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

Security        30st:   The Tenant has this day deposited with the Landlord the
                sum of $4,725.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in
                rent.   During the term hereof, the Landlord may, if the
                Landlord so elects, have re course to such security, to make good any default by the Tenant, in which event the Tenant shall on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgages. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.
                Security on deposit shall at all times represent 1-1/2 months at the then current rent, and in no event shall be applied toward the payment of rent or the termination fee as provided herein.

Conformation    The Landlord may pursue the relief on remedy sought in any
With Laws       invalid clause, by conforming the said clause with the
And Regulations provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

                In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be fore and shall insure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives successors and assigns.

                In Witness Whereof the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day any year first above written.

Signed, Sealed and Delivered                    98 INCORPORATED
                In the presence of or arrested by

                                                /s/ David W. Grimaldi
/S/ Stephen D. Grimaldo                         David W. Grimaldi
Stephen D. Grimaldo, Secretary                  Landlord, President

                                                /s/ Robert Kim
The undersigned hereby guaranties the           Robert Kim, President Tenant
performance of Robert the terms, conditions
and payments of the within Lease
Agreement, however this guaranty shall not
exceed one year from the inception date of
the Lease Agreement.


/s/ Robert Kim
Robert Kim

              RIDER TO LEASE AGREEMENT DATED NOVEMBER 12, 1997
           BETWEEN 98 INCORPORATED, A CORPORATION OF THE STATE OF
                       NEW JERSEY, LANDLORD, AND
              EEMPACT CORP., A CORPORATION OF THE STATE
                       OF NEW JERSEY, TENANT

     This Rider is attached to and made a part of a Lease
Agreement dated November ___, 1997, between 98 Incorporated, a corporation of the State of New Jersey, hereinafter referred to as the Landlord, and Eempact Corp., hereinafter referred to as the Tenant. Said Rider is in addition to the provisions contained in the printed form and where in conflict shall take precedence over said form.

     2nd:   Tenant shall not be responsible for the removal of snow, ice, trash or refuse from the common area or parking area but shall not permit debris or trash to accumulate in the common areas or parking area.

     Tenant shall be responsible for janitorial services, replacement of consumables and lamps within the demised premises.

     Tenant agrees to comply with any ordinances or law enacted regarding the recycling and collection of trash and refuse in the City of Hackensack, including but not limited to any sorting, boxing, storing and transporting of the Tenant's trash and refuse to any recycling center.

     Tenant shall be responsible for the removal of its trash and waste from the demised premises and agrees to do so in accordance with State and local regulations.

     The Landlord or Landlord's agents have made no representations or promises with respect to the demised premises except as herein expressly set forth. The Landlord shall have no obligation to do anything in the demised premises in order to make the demised premises acceptable to the Tenant or suitable for its occupancy and the Tenant shall take the same "as is", except as provided for by separate agreement or letter. Subsequent to the anticipated changes, alterations, repairs and/or additions and prior to the Tenant's occupancy, Tenant shall obtain a Certificate of Occupancy and/or fire inspection and/or any other inspections mandated or required by State or Local statutes, ordinances and/or governing authorities.

     12th:   Tenant shall be permitted to make separate application
for any loss Tenant would incur as a result of condemnation. In the event of a partial taking, the Tenant, in its sole discretion, shall be permitted to elect whether to remain as a Tenant for such remaining portion or to vacate the premises, whereupon the Tenant shall have no further obligation to the Landlord. In the event Tenant determines to remain in the premises subsequent to a partial taking, the rent shall be abated by that portion of the effective space and reduced actual value of the premises.

     15th:   Landlord agrees to conduct said inspections and repairs
in a manner, which does not unreasonably interrupt or disrupt the Tenant's business.

     16th:   Landlord agrees that it will not show the premises in a
manner, which would unreasonably interrupt or disrupt the Tenant's business.

     22nd:   In the event of any default occasioned by the Tenant as
set forth in the Lease Agreement, Landlord agrees to give the Tenant written notice of such default which notice shall specifically state the clause of such default and any other information, which the Landlord holds at that time with regard to said default. For all defaults other than that of unpaid rent, Tenant, unless set forth otherwise in the Lease Agreement, shall have ten (10) days within which to cure said default.

     33rd:   It is agreed between parties hereto that all alterations, changes, replacements, improvements, additions and repairs made to the demised premises, or any part thereof at the expiration of the demised terms or the sooner termination of the same as herein mentioned, shall belong to the Landlord. However, the Landlord agrees that all moveable trade fixtures, machinery and equipment now or on which hereafter may be placed on or attached to the demised premises and which may be removed without damage to the demised premises shall be considered as exclusively the property of the Tenant, and the Tenant shall have the right to remove the same upon the termination of this Lease, but under no circumstances shall the Tenant remove any lighting fixtures, panel boards, electrical wiring and conduits or plumbing.

     Subject to the foregoing, the Tenant shall repair any damage to the demised premises resulting from the installation or removal of the Tenant's property. In the event the Tenant installs any equipment, fixture or personal property in the premises, it shall be Tenant's responsibility to insure prior to installation that said installation will not damage the structural integrity of the premises. Notwithstanding anything to the contrary in this Lease, the Tenant shall be liable for any and all damage to the premises caused by Tenant's installation of equipment mentioned above.

     34th:   The Tenant covenants and agrees that upon the last day
of the demised term, or the sooner termination thereof, it shall and will quietly and peaceably, and without fraud, waste or delay, quit and surrender possession and yield up to the Landlord the demised premises, including any and all additions, alterations and improvements in as good order, state and condition as when the Tenant took possession of the same under this Lease or and prior Lease, ordinary wear and tear expected. In no event shall the Tenant make any charge to or claim for compensation from the Landlord for any such additions, alterations or improvements constructed, erected or installed by or at the cost and expense of the Tenant. Tenant hereby waives all Notices to Quit and Vacate notwithstanding any law, usage or custom to the contrary.

     35th:   The Tenant hereby agrees that if said premises are not
surrendered at the end of the demised term, the Tenant will pay to the Landlord any and all damages, which the Landlord shall suffer by reason thereof, and will indemnify the Landlord against all claims and demands made by any succeeding Tenants against the Landlord, founded upon delay by the Landlord in delivering possession of the premises to such succeeding Tenants.

     36th:   No representative or agent of the Landlord is authorized to make any oral representations in reference thereto, or to orally alter or modify this Agreement in any way. This Agreement contains all agreements between the parties hereto. Any additions or alterations to, or changes in this Agreement or other agreement hereinafter made, or conditions created, to be binding on the Landlord, must be in writing, signed by both of the parties hereto, and it is agreed that this provision cannot be waived except by writing, duly signed by both of the parties hereto.

     37th:   In the event that any governmental authorities or agencies shall require any improvements to the leased portion of the building designated as 290 Vincent Avenue, Hackensack, New Jersey, as a result of any changes, additions or alterations made by the Tenant, by reason of any statutes, regulations, codes or similar enactments, it is expressly understood and agreed that the Landlord shall be under no obligation to perform such alterations, repairs or structural changes and that the Tenant shall be obligated to perform any required alterations, repairs or structural changes to the demised premises at its sole cost and expense, should the demised premises not pass a building inspection subsequent to any such changes, alterations, repairs or additions made by the Tenant.

     38th:   The Tenant shall not cause nor conduct its business so
as to create a nuisance nor shall there be loud or abusive music or language, so as to disturb the tenants occupying the second and fourth floors below and above said demised premises occupied by the Tenant, and any violation of the demised premises occupied by the Tenant, and any violation of the within conditions shall immediately cause a penalty and forfeiture of the within Leasehold Agreement. Landlord shall give the Tenant a written notice to cease and desist with twenty-four (24) hours to comply.

     39th:   The Tenant shall have no power to do any act, or to
make any contract that may create, or be the foundation for any lien upon the present or other estate or reversion of the Landlord in the demised remises, or upon any building or improvements thereof except as provided in the other articles of this Lease and, should any such lien be filed, the Tenant, at its own cost and expense, shall bond or otherwise discharge the same within ten (10) days after the filing thereof.

     40th:   This lease shall not be recorded.  Any attempt to
record this Lease shall be (MISSING LAST 	SENTENCE)

     41st:   Tenant understands and agrees that the Tenant shall be
responsible for all costs, expenses and reasonable attorney's fees incurred by the Landlord as a result of any dispossess proceedings brought against said Tenant, in the event the Landlord is successful in any such proceedings, not to exceed the sum of one month's rent at the time of the proceedings, which costs, expenses and fees shall be considered additional rent.

     42nd:   There will be a penalty of 10% of the then monthly rent
due in the event any rent due on the first of each and every month is not paid by the fifth of that same month, unless the fifth falls on a Sunday, in which event, the sixth is the final due date, which penalty shall be considered a additional rent.

     43rd:   The Landlord shall have access to the demised premises
on reasonable notice to the Tenant to (a) inspect the demised premises, (b) make necessary alterations or improvements, (c) supply services, and (d) she the said premises to prospective tenants, prospective buyers, mortgage lenders, contractors or insurers.

     The Landlord may enter the demised premises at any time without notice to the Tenant in case of emergency.

     44th:   The Landlord is under no obligation to arrange for or
supply gas, electricity, heat, trash removal or any other services whatsoever to the Tenant. The Tenant will arrange for, supply and pay for gas, electricity, heat and any and all services it may require or desire as a result of its business activities, including all meters for the same except as provided herein. The Tenant shall permit access to the utility companies for the purpose of reading meters and making necessary repairs to said meters covering the demised premises occupied by the other Tenants.

     45th:   The Landlord reserves the right to independently meter
the water consumption for each individual floor (demised premises). In the event Landlord elects to do so, Tenant will be responsible for the water charges attributable to the Tenant's said demised premises. Landlord shall be responsible for the cost of any such meter installation.

     46th:   There is NO SMOKING permitted anywhere in the building
in which the demised premises are located. It shall be the Tenant's responsibility to inform all occupants in its space of this prohibition and to enforce the same within.

     47th:   In addition, the Tenant shall have its business trade
name placed on the lobby directory.

     The Landlord and the Tenant agree to the terms of this lease by signing below. If a party is a corporation, this Lease is signed by its proper corporate officers and its corporate seal is affixed.


ATTEST:                                98 INCORPORATED, Landlord


/s/ Stephen D. Grimaldi                /s/ David W. Grimaldi
STEPHEN D. GRIMALDI, SECRETARY         DAVID W. GRIMALDI PRESIDENT

                                       /s/ Robert Kim
                                       TENANT


                                       /s/ Robert Kim
                                       ROBERT KIM, PRESIDENT/SECTY.

                                       The undersigned hereby guarantees the
                                       performance of the terms, conditions
                                       and payments of the within the Lease
                                       Agreement, however, this guaranty
                                       shall not exceed one year from the
                                       inception date of the Lease Agreement.

WITNESS:

/s/ (illegible)                        /s/ Robert Kim
                                       Robert Kim